UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2007

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

19850 S. Magellan Drive, Torrance, California		90502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In furtherance of the Chief Executive Officer's transition to retirement as previously disclosed in the Current Report on 8-K dated June 26, 2007 (initially filed July 2, 2007), Enova Systems Inc. and Edwin Riddell have determined that Michael Staran shall now perform the functions of principal executive officer of Enova. Mr. Riddell continues to retain the title of Chief Executive Officer and his existing retirement agreement also remains in effect and unchanged. Mr. Riddell will also continue to serve on the Enova Board of Directors.

Mr. Staran, age 46, has served as Enova’s President and Chief Operating Officer since June 26, 2007 and Executive Vice President since November 17, 2006. From 1998 to 2005, he was the President of Effective Solutions People LLC, providing specialized consulting to the OEM (original equipment manufacturer) supplier segment in the automotive industry. Mr. Staran consulted with Enova from November 2004 through February 2005 when he was hired by Enova as Director of Sales and Marketing. In September 2005, he was promoted to Vice President of Sales and Marketing. Mr. Staran’s affiliations and work history range from companies such as Ford, General Motors and DaimlerChrysler to suppliers such as Johnson Controls Inc. and Decoma International where he was vice president of sales and marketing for 13 years. Mr. Staran holds a Bachelor of Science degree in Mechanical Engineering with a minor in Mathematics from Lawrence Institute of Technology in Southfield, Michigan. He has developed three patented mechanical designs within the automotive components sector.

Enova has not entered into any material plan, contract or arrangement with Mr. Staran in connection with his assumption of the duties and responsibilities of principal executive officer. His existing compensation arrangement remains in effect and unchanged.

This report includes statements which are, or may be deemed to be, "forward-looking statements." All statements other than statements of historical facts included in this announcement, including, without limitation, those regarding Enova's financial position, business strategy, plans and objectives of management for future operations (including development plans and objectives relating to Enova's products and services) are forward-looking statements. By their nature, such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Enova to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements may and often do differ materially from actual results. Any forward-looking statements in this announcement speak only as at the date of this announcement and are subject to risks relating to future events and other risks, uncertainties and assumptions relation to Enova's operations, results of operations, growth strategy and liquidity.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

August 8, 2007	By:	Jarett Fenton

Name: Jarett Fenton
Title: Chief Financial Officer